Exhibit 99.2

 Financial Results2Q 2023

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Part II Item 1A, “Risk Factors” of the Corporation’s Quarterly Report on Form 10Q for the quarterly period ended March 31, 2023, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the impacts of rising interest rates and inflation on the Corporation, including a decrease in demand for new loan originations and refinancings, increased competition for borrowers, attrition in deposits, a reduction in the fair value of the Corporation’s debt securities portfolio, and an increase in non-interest expenses; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs and liquidity constraints; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors, as well as the implementation of strategic growth opportunities and ability to continue to invest in capital projects; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on April 3,2023 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 17-18 for a reconciliation of GAAP to non-GAAP measures and calculations.

 Agenda  2Q 2023 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  2Q 2023 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 Second Quarter 2023Performance Highlights  Profitability  Net income of $70.7 million ($0.39 per diluted share), compared to $70.7 million ($0.39 per diluted share) in 1Q 2023  Adjusted net income of $66.8 million ($0.37 per share) after excluding non-recurring items  Return on average assets (“ROAA”) remains strong at 1.51%  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $118.0 million, compared to $118.1 million in 1Q 2023  Net interest income of $199.8 million, compared to $200.9 million in 1Q 2023; margin decreased by 11 bps to 4.23%  Provision for credit losses of $22.2 million compared to $15.5 million registered in 1Q 2023  Non-performing assets ("NPA”) decreased to $121.1 million, a $7.9 million reduction when compared to 1Q 2023; NPAs stand at 0.63% of total assets  The ratio of the ACL for loans and finance leases to total loans held for investment was 2.28% as of 2Q 2023 compared to 2.29% as of 1Q 2023  Asset Quality  Total unused available liquidity of approximately $5.6 billion or 1.17x of uninsured deposits as of 2Q 2023  Resumed previously announced share repurchase program in July 2023; $75 million pending under current authorization  Approved new share repurchase program of up to $225 million in outstanding common stock  Strong capital position with a Common Equity Tier-1 ratio of 16.6% in 2Q 2023  Liquidity and Capital

SECOND QUARTER 2023
BALANCE SHEET METRICS - LOAN PORTFOLIO

First BanCorp

Loan Portfolio - $MM



Loans HFS
Commercial (Ex. PPP)
PPP
Consumer
Construction
Residential
2Q22: $11,229; $23; $5,084; $49; $3,107; $115; $2,851
3Q22: $11,311; $12; $5,106; $18; $3,220; $124; $2,831
4Q22: $11,565; $12; $5,238; $7; $3,327; $133; $2,847
1Q23: $11,593; $15; $5,211; $5; $3,407; $144; $2,811
2Q23: $11,734; $14; $5,263; $4; $3,495; $164; $2,794

Commercial Loan Portfolio Distribution - $MM



$5,263
CRE
$2,320 (44%)
C&I (Ex. PPP)
$2,942 (56%)
2Q23
C&I
PR Office CRE
US Office CRE
Other CRE
$2,942 (56%)
$384 (7%)
$44 (1%)
$1,892 (36%)
Exposure at Repricing / Maturity Date
2023-2024 $65
> 2025 $319
(PR - WA. LTV: 65%)
2023-2024 $11
> 2025 $33
(US - WA. LTV: 53%)

Loan Originations - $MM(1)



Consumer
Credit Cards
Residential
Construction
Commercial
2Q22: $1,484; $357; $126; $127; $47; $828
3Q22: $1,245; $335; $124; $104; $22; $660
4Q22: $1,441; $328; $129; $116; $24; $845
1Q23: $1,193; $317; $118; $77; $36; $645
2Q23: $1,209; $328; $126; $115; $47; $593

(1) Loan Originations include refinancing and renewals, as well as credit card utilization activity

Loan Portfolio Highlights

- Total loan portfolio grew by $140.4 million to $11.7 billion driven by an $88.2 million increase in consumer loans and $70.8 million in commercial loans, partially offset by a reduction of $18.6 million in residential mortgage loans
  - Total loan portfolio grew by $79.3 million in Puerto Rico, $42.5 million in the Virgin Islands, and $18.6 million in Florida
  - Linked quarter (annualized) growth in line with mid-single digit guidance
- Loan originations (other than credit card utilization activity) amounted to $1.1 billion, slightly above 1Q 2023 originations
- Well diversified commercial loan portfolio across multiple industries with manageable exposure to “Office” commercial real estate in the US and minimal refinancing risk over the next two (2) years

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SECOND QUARTER 2023
BALANCE SHEET METRICS - DEPOSITS AND LIQUIDITY

1 First BanCorp

Total Deposits (excluding Brokered CDs) - $MM


$17,066
$16,524
$16,038
$15,799
$16,456
Public Funds
CDs & IRAs
Commercial
Retail
$2,952
$1,842
$5,906
$6,366
$2,941
$1,827
$5,737
$6,019
$2,770
$1,962
$5,456
$5,850
$2,673
$2,238
$5,229
$5,659
$3,435
$2,387
$5,188
$5,446
2Q22
3Q22
4Q22
1Q23
2Q23

Composition of Deposit Portfolio vs. Unused Liquidity - $MM(2)


Cash & Equivalents
Free Liquid Securities
FHLB Availability
Fed Line
$16,456
NIB
$5,874 (36%)
IB
$10,582 (64%)
2Q23
Insured
Uninsured
Public Funds
$8,283 (50%)
$4,738 (29%)
$3,435 (21%)
$4,738
$5,566
$1,043
$2,156
$981
$1,386
Uninsured Deposits
Unused Liquidity

Deposit Portfolio Highlights

- Core deposits[1], excluding brokered CDs and government deposits, decreased by $104.3 million to $13.0 billion, mainly reflecting a:
  - $77.3 million reduction in Puerto Rico,
  - $22.5 million reduction in Florida, and
  - $4.5 million reduction in the Virgin Islands
- Government deposits, which are fully collateralized, increased by $761.3 million reaching $3.4 billion in 2Q 2023 mostly related to a $698.0 million increase registered in Puerto Rico

Liquidity Highlights

- Strength of deposit franchise evidenced by composition of deposit base:
  - Approximately 71% of deposit portfolio insured (including fully collateralized public funds)
  - Attractive mix of commercial and retail accounts; average deposit balance per account of $25.7K
  - Strong non-interest-bearing (NIB) ratio of 36% as of end of quarter
- Unused liquidity of approximately $5.6 billion or 117% of uninsured deposits as of 2Q 2023

(1) Core Deposits exclude brokered CDs and government deposits
(2) Uninsured deposits exclude public funds which are fully collateralized

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Operating Environment and Franchise Highlights

Stable operating environment in our main market

PR Economic Activity Index (EAI)[1]



YoY Change
121.2
111.5
121.5
125.0
127.0
-0.9%
-9.2%
+8.9%
+2.9%
+1.6%
1Q20
2Q20
2Q21
2Q22
2Q23

Disaster Relief Funds Disbursed Per Year[2]

Year-to-date as of May of each year *$ in millions*



FEMA
HUD (CDBG)
Other
$633
$863
$1,870
2021
2022
2023
$166 (9%)
$585 (31%)
$1,119 (60%)

- Economic Activity Index continues to show a recovery trend; May 2023 registered highest reading since June 2015
- Record passenger activity at SJU airport; June 2023 traffic up 22% vs. June 2022
- Stable labor market trends, June 2023 payroll employment up 2.4% vs. June 2022; unemployment rate at record lows
- Year-to-date retail sales (April) up 3.5% when compared to same period in 2022
- May 2023 auto sales up 8.1% vs. May 2022
- Over $1.8 billion in disaster relief funds have been disbursed during first five months of 2023 (117% above the same period in 2022)
- Ongoing investment and expansion of manufacturing sector
- Improved government fiscal position to support economic growth initiatives

Franchise Highlights

- Well-diversified and granular deposit franchise
- Strong earnings generation capacity and strong expense management culture with lowest efficiency ratio among peers
- Robust capital position allows us to return 100% of earnings to shareholders through buybacks and the payment of common stock dividends while strategically investing in the organization
- Reached over 414K registered users in Retail Digital Banking application, up 3.2% during the quarter and 14.6% year-over year
- Continue to capture over 41% of all deposit transactions through digital and self-service channels
- Relaunched corporate portal (www.1firstbank.com) focused on expanding self-service distribution channels while enhancing digital experience for customers
- Released second annual Corporate Sustainability Report which highlights firm-wide ESG efforts while demonstrating commitment to all stakeholders

[1] Sources: Puerto Rico Economic Development Bank (EDB); 2Q23 data is based on preliminary results for April and May (average)
[2] Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. Data presented for May 2023 (YTD) includes $335.8 million related to Hurricane Fiona

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 Results of Operations

 Second Quarter 2023 HighlightsDiscussion of Results  Income Statement  Selected Financial Data

SECOND QUARTER 2023 HIGHLIGHTS
PROFITABILITY DYNAMICS

1First BanCorp

Net Interest Income ($MM)


$196.2
$207.9
$205.6
$200.9
$199.8
4.00%
4.31%
4.37%
4.34%
4.23%
2Q22
3Q22
4Q22
1Q23
2Q23
Net Interest Income ($)
Net Interest Margin (GAAP %)

Cumulative Deposit Betas by Deposit Type[1]


75%
52%
14%
3Q22
4Q22
1Q23
2Q23
IB Public Funds (PR)
Time Deposits (Ex. Brokered)
IB Deposits (Ex. Brokered CDs, Public Funds and Time Deposits)

Key Highlights

- Net interest income of $199.8 million, a decrease of $1.1 million during the quarter driven by a:
  - $11.7 million increase in interest expense on interest-bearing deposits
  - Partially offset by a $3.9 million increase in interest income on consumer loans due to higher balances and yields on new loans, a $3.4 million increase in interest income on commercial loans mainly due to the repricing of variable-rate loans and new loan originations, and a $2.4 million increase in income from interest-bearing cash balances and investment securities
- Net interest margin contracted by 11 bps to 4.23% resulting from an increase of 40 bps in the average cost of interest-bearing deposits (primarily public funds) and an increasing migration from non-interest-bearing and other low-cost deposits to higher cost time deposits

Evolution of Loan Yields and Cost of Funds[2]


6.48%
6.78%
7.09%
7.37%
7.52%
6.17%
6.44%
6.44%
6.38%
6.29%
0.31%
0.34%
0.65%
0.99%
1.23%
2Q22
3Q22
4Q22
1Q23
2Q23
Loan Yields
Cost of Funds

(1) Cumulative deposit betas on interest-bearing deposits (based on end of quarter figures)
(2) Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding.

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 Second Quarter 2023 HighlightsProfitability Dynamics  60  65  70  75  80  85  100  90  105  0  110  95  115  -5  120  -$0.4  $57.4  2Q22  $0.2  $62.1  3Q22  -$1.1  $61.8  4Q22  -$1.1  $60.0  1Q23  -$0.8  $59.4  2Q23  $108.3  $115.2  $112.9  $115.3  $112.9  Credit Related  Payroll Related  Other Operating Expenses  Non-Interest Expenses ($MM)  Non-interest expenses of $112.9 million, $2.4 million reduction vs. 1Q 2023 reflecting among other things:   $2.1 million decrease in employees’ compensation and benefits expense  $1.0 million decrease in other non-interest expenses, mainly due to release of legal and operational reserves recorded during 2Q 2023  Partially offset by a $1.2 million increase in credit and debit card processing expenses, mainly as a result of incentives received during 1Q 2023  Efficiency ratio decreased during the quarter to 47.83% from 49.39% in 1Q 2023  Key Highlights  Non-Interest Income ($MM)  2Q22  3Q22  $2.6  4Q22  $2.8  1Q23  $2.9  2Q23  $30.9  $29.7  $29.6  $32.5  $36.3  Other  Mortgage Banking  Service Charges on Deposits  Key Highlights  Non-interest income of $36.3 million, a $3.8 million increase when compared to prior quarter mainly driven by:  $3.6 million gain recognized from a legal settlement  $1.6 million gain on the repurchase of $21.4 million in junior subordinated debentures  Partially offset by $2.3 million in seasonal contingent insurance commissions recorded in 1Q 2023

SECOND QUARTER 2023 HIGHLIGHTS
ASSET QUALITY

1First BanCorp

Non-Performing Assets - $MM


Repossessed Assets and Other
Loans HFI
NPAs/Assets
$147
$143
$129
$129
$121
$48
$46
$39
$40
$39
0.76%
0.78%
0.69%
0.68%
0.63%
$99
$98
$90
$89
$82
2Q22
3Q22
4Q22
1Q23
2Q23
Repossessed Assets and Other
Residential
Commercial
Consumer
Construction
$147
$143
$129
$129
$121
$48
$46
$39
$40
$39
$10
$13
$15
$16
$16
$45
$43
$43
$36
$33
$2
$2
$2
$2
$2
$42
$39
$30
$35
$31
2Q22
3Q22
4Q22
1Q23
2Q23

Total non-performing assets decreased by $7.9 million to $121.1 million as of 2Q 2023 or 0.63% of total assets

- Decrease in non-performing assets (NPAs) primarily driven by a $4.4 million decrease in nonaccrual commercial loans mainly related to a $6.2 million charge-off recorded during 2Q 2023, partially offset by the inflow of a $1.5 million commercial and industrial loan in the Puerto Rico region; a $3.1 million decrease in nonaccrual residential mortgage loans, mainly related to $2.7 million of loans restored to accrual status; and a $1.3 million decrease in the other real estate owned portfolio balance, mainly attributable to the sale of residential properties in the Puerto Rico region
  - Partially offset by $0.7 million increase in repossessed property and a $0.4 million increase in nonaccrual consumer loans
- Inflows to nonaccrual loans held for investment were $24.9 million in 2Q 2023, a decrease of $4.8 million when compared to inflows of $29.7 million in 1Q 2023

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Second Quarter 2023 HighlightsACL Levels and Capital Position  Total stockholders’ equity decreased by $7.6 million to $1.4 billion as of 2Q 2023 driven by the $54.8 million decrease in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss and $25.3 million in cash dividends declared in the second quarter  Partially offset by the earnings generated in 2Q 2023   Evolution of ACL ($ in Millions) and   ACL on Loans to Total Loans (%)  Capital Ratios (%)  $0  $0  1.7%  2019  $8  2.6%  Day-1 CECL  $2  $10  2.3%  2Q22  $4  $8  2.3%  1Q23  $5  $9  2.3%  2Q23  $155  $248  $264  $278  $281  Off-BS Credit Exposure  Debt Securities  Loans  ACL on Loans/Loans  2Q22  3Q22  4Q22  1Q23  2Q23  10.2  10.4  10.7  10.6  10.7  Total Risk-Based Capital  Tier-1 Capital  Leverage  Tier-1 Common  Tangible Common  The allowance for credit losses (ACL) on loans and leases was $267.1 million as of 2Q 2023, an increase of $1.5 million when compared to 1Q 2023  The ratio of the ACL for loans and finance leases to total loans held for investment was 2.28% as of 2Q 2023, compared to 2.29% as of 1Q 2023  Key Highlights  Key Highlights

 Exhibits

 Second Quarter 2023 HighlightsPuerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 2Q 2023, the Corporation had $344.3 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $340.0 million as of 1Q 2023  87% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 2Q 2023, the Corporation had $2.9 billion of public sector deposits in Puerto Rico, compared to $2.2 billion as of 1Q 2023  Approximately 21% were from municipalities and municipal agencies in Puerto Rico and 79% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 Second Quarter 2023 HighlightsNPL Migration

 Second Quarter 2023 HighlightsUse of Non-GAAP Financial Measures  Basis of Presentation  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 Second Quarter 2023 HighlightsUse of Non-GAAP Financial Measures  Non-GAAP Disclosures  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income  Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before the provision for credit losses expense (benefit), as well as certain items that management believes are not reflective of core operating performance.

 Financial Results2Q 2023